Exhibit 99.1

MAX CAPITAL GROUP LTD. REPORTS SECOND-QUARTER 2008 RESULTS

HAMILTON, BERMUDA, August 5, 2008—Max Capital Group Ltd. (NASDAQ: MXGL; BSX: MXGL BH) today reported net income for the three months ended June 30, 2008, of $74.2 million, or $1.26 per fully diluted share, compared to net income of $94.1 million, or $1.45 per fully diluted share, for the three months ended June 30, 2007. Net operating income, which represents net income excluding after-tax net realized gains and losses on sales of fixed maturities, was $76.1 million, or $1.29 per fully diluted share, compared to net operating income of $94.4 million, or $1.46 per fully diluted share, for the three months ended June 30, 2008 and 2007, respectively.

For the six months ended June 30, 2008, the Company had net income of $82.0 million, or $1.38 per diluted share, compared to $174.1 million, or $2.70 per diluted share, for the six months ended June 30, 2007. Net operating income was $82.4 million, or $1.39 per diluted share, compared to $175.5 million, or $2.72 per diluted share, for the six months ended June 30, 2008 and 2007, respectively.

W. Marston (Marty) Becker, Chairman and Chief Executive Officer of Max Capital Group Ltd., said: “Second quarter results continue to reflect the benefits of Max’s disciplined underwriting and diversified investment philosophy. Each of our business segments are on plan through six months. Moreover, this consistent performance has been complemented by favorable development of reserves associated with prior periods. Property and casualty gross premium written growth is flat across our organization other than the expected organic growth in our developing U.S. specialty operations; invested asset growth is on plan although reinvestment rates on fixed maturities are below our original projections; and alternative investment returns have outperformed the relevant indices with a positive return of 3.34 percent in the second quarter.”

Gross premiums written from property and casualty underwriting for the three months ended June 30, 2008, were $275.7 million compared to $240.7 million for the three months ended June 30, 2007, an increase of 14.5 percent. The increase in gross premiums written reflects the growth of the Company’s property and casualty U.S. specialty segment, which commenced underwriting activity in the three months ended June 30, 2007. Net premiums earned from property and casualty underwriting for the three months ended June 30, 2008, were $141.2 million versus $137.4 million for the same period of 2007. Gross premiums written and net premiums earned from life and annuity underwriting for the three months ended June 30, 2008, were $93.6 million and $93.4 million, respectively, compared to $0.8 million and $0.7 million for the same period of 2007. This increase is principally attributable to the closing of a life and annuity reinsurance transaction for $92.8 million of gross premiums written during the three months ended June 30, 2008.

Gross premiums written from property and casualty underwriting for the six months ended June 30, 2008, were $581.7 million compared to $453.7 million for the six months ended June 30, 2007, an increase of 28.2 percent. The increase in property and casualty gross premiums written was due to the expansion of the Company’s agriculture reinsurance product line together with the growth of its property and casualty U.S. specialty segment. Property and casualty reinsurance, property and casualty insurance, property and casualty U.S. specialty insurance, and life and annuity reinsurance accounted for 45.1 percent, 28.9 percent, 12.0 percent and 14.0 percent, respectively, of gross premiums written for the six months ended June 30, 2008, versus 52.7 percent, 44.8 percent, 2.2 percent and 0.3 percent, respectively, for the same period in 2007. Net premiums earned from property and casualty underwriting for the six months ended June 30, 2008, were $276.5 million versus $276.3 million for the same period of 2007. Gross premiums written and net premiums earned from life and annuity underwriting for the six months ended June 30, 2008, were $94.3 million and $94.0 million, respectively, compared to $1.4 million and $1.1 million for the same period of 2007. This increase is principally attributable to the closing of the aforementioned life and annuity reinsurance transaction.

Net investment income for the three months ended June 30, 2008, decreased to $42.5 million from $46.4 million for the same period in 2007, principally attributable to lower yields on cash and fixed-maturity investments. Net gains on alternative investments for the three months ended June 30, 2008 were $39.5 million, for a 3.34 percent rate of return, compared to $68.1 million and a 5.84 percent rate of return for the same period in 2007. For the six months ended June 30, 2008 alternative investments have returned 1.16 percent or $13.8 million compared to 10.86 percent or $122.2 million for the same period in 2007. Trailing twelve-month and sixty-month returns on alternative investments were 6.73 percent and 8.62 percent, respectively, at June 30, 2008. In accordance with the Company’s accounting policy, the unrealized mark-to-market gains and losses from the alternative investment portfolio are recorded through net income rather than as an adjustment to book value through other comprehensive income. Invested assets were $5.2 billion as of June 30, 2008, with an allocation of 80.0 percent to cash and fixed maturities and 20.0 percent to alternative investments.

Losses and benefits were $186.4 million for the three months ended June 30, 2008, versus $106.5 million for the same period in 2007. Losses and benefits include $92.8 million attributable to the life and annuity transaction written in the three months ended June 30, 2008. Property and casualty losses were $78.1 million with a loss ratio of 55.4 percent for the three months ended June 30, 2008 compared to $95.9 million with a loss ratio of 69.8 percent for the same period in 2007. Results for the three months ended June 30, 2008, include net favorable development on prior period reserves of approximately $28.5 million on property and casualty reinsurance and insurance reserves, which accounted for a 20 point decrease in the loss ratio for the period. This favorable development was partially offset by losses in the agriculture product line. There was no significant reserve development for the three months ended June 30, 2007. Losses recognized in the three and six months ended June 30, 2008 related to catastrophic events were not significant.

Acquisition costs for the three months ended June 30, 2008, were $12.2 million compared to $19.7 million for the three months ended June 30, 2007. The decrease in the 2008 quarter compared to the same period in 2007 was principally attributable to a change in the mix of business written and earned, together with commission adjustments in 2007 which increased the comparative figure.

Interest expense for the three months ended June 30, 2008, was $4.1 million versus $8.3 million for the same period in 2007. The decrease was principally attributable to lower interest crediting rates on certain large funds withheld balances, which are based on the total return of two fixed income indices, together with the reduction in interest expense on bank loans due to the decrease in LIBOR compared to the same period in 2007.

General and administrative expenses for the three months ended June 30, 2008, were $37.5 million compared to $26.8 million for the same period in 2007. The increase in general and administrative expenses was principally the result of expenses related to the growth of the Company’s property and casualty U.S. specialty segment, an increase in professional fees, and increased expense associated with the vesting of long-term stock-based compensation.

During the three months ended June 30, 2008, under the Board-approved share repurchase authorization, the Company repurchased 408,200 of its common shares at an average price of $23.47 per share for a total amount of $9.6 million. As of June 30, 2008, $76.2 million remains under the Company’s share repurchase authorization.

Shareholders’ equity was $1,489.6 million at June 30, 2008. Book value per share at June 30, 2008, was $26.55 per share, versus $27.54 at December 31, 2007, a decrease of 3.6 percent. Fully diluted book value per share at June 30, 2008, was $25.65 versus $25.59 at December 31, 2007, an increase of 0.2 percent. Diluted book value per share is computed using the treasury stock method. Net operating return on average shareholders’ equity for the three and six months ended June 30, 2008, was 20.3 percent and 10.7 percent, respectively.

Max Capital Group Ltd., through its operating subsidiaries, provides specialty insurance and reinsurance products to corporations, public entities, property and casualty insurers and life and health insurers.

This release includes statements about future economic performance, finances, expectations, plans and prospects of the Company that constitute forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those suggested by such statements. For further information regarding cautionary statements and factors affecting future results, please refer to the Company’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q filed subsequent to the Annual Report and other documents filed by the Company with the SEC. The Company undertakes no obligation to update or revise publicly any forward-looking statement whether as a result of new information, future developments or otherwise.

In presenting the Company’s results, management has included and discussed net operating income per diluted share and net operating return on average shareholders’ equity. Such measures are “non-GAAP financial measures” as defined in Regulation G. Management believes that these non-GAAP financial measures, which may be defined differently by other companies, allow for a more complete understanding of the Company’s business. These measures, however, should not be viewed as a substitute for those determined in accordance with GAAP. The reconciliation of such measures to their respective most directly comparable GAAP financial measures is presented in the attached financial information in accordance with Regulation G.

Contacts
N. James Tees	Roanne Kulakoff
Executive Vice President	Kekst and Company
jim.tees@maxcapservices.com	roanne-kulakoff@kekst.com
1-441-293-8800	1-212-521-4837

MAX CAPITAL GROUP LTD.

CONSOLIDATED BALANCE SHEETS

(Expressed in thousands of United States Dollars, except per share and share amounts)

	June 30, 2008	December 31, 2007
	(Unaudited)
ASSETS
Cash and cash equivalents	$567,440	$397,656
Fixed maturities, available for sale at fair value	3,620,551	3,663,226
Alternative investments, at fair value	1,049,019	1,061,734
Accrued interest income	47,582	49,100
Premiums receivable	566,584	432,965
Losses and benefits recoverable from reinsurers	668,948	578,333
Deferred acquisition costs	56,037	44,187
Prepaid reinsurance premiums	181,894	130,071
Trades pending settlement	42,569	112,423
Other assets	91,967	68,834

Total assets	$6,892,591	$6,538,529

LIABILITIES
Property and casualty losses	$2,485,200	$2,333,877
Life and annuity benefits	1,336,307	1,203,509
Deposit liabilities	217,321	220,513
Funds withheld from reinsurers	164,134	169,263
Unearned property and casualty premiums	593,761	439,581
Reinsurance balances payable	136,336	99,221
Accounts payable and accrued expenses	40,185	58,892
Bank loans	330,000	330,000
Senior notes	99,791	99,779

Total liabilities	5,403,035	4,954,635

SHAREHOLDERS’ EQUITY
Preferred shares (par value $1.00) 20,000,000 shares authorized; no shares issued or outstanding	—	—
Common shares (par value $1.00) 200,000,000 shares authorized; 56,095,884 (2007 - 57,515,075) shares issued and outstanding	56,096	57,515
Additional paid-in capital	756,954	844,455
Accumulated other comprehensive loss	(97,506)	(20,341)
Retained earnings	774,012	702,265

Total shareholders’ equity	1,489,556	1,583,894

Total liabilities and shareholders’ equity	$6,892,591	$6,538,529

Book Value Per Share	$26.55	$27.54

Fully Diluted Book Value Per Share	$25.65	$25.59

Diluted Shares Outstanding	58,080,690	61,901,228

MAX CAPITAL GROUP LTD.

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	Three Months Ended June 30		Six Months Ended June 30
	2008	2007	2008	2007
REVENUES
Gross premiums written	$369,292	$241,502	$675,926	$455,100
Reinsurance premiums ceded	(99,115)	(77,633)	(203,791)	(153,841)

Net premiums written	$270,177	$163,869	$472,135	$301,259

Earned premiums	$312,657	$199,697	$522,298	$401,189
Earned premiums ceded	(78,047)	(61,686)	(151,875)	(123,756)

Net premiums earned	234,610	138,011	370,423	277,433
Net investment income	42,507	46,369	92,133	89,186
Net gains on alternative investments	39,493	68,087	13,766	122,199
Net realized losses on sale of fixed maturities	(1,793)	(282)	(361)	(1,325)
Other income	201	169	1,423	343

Total revenues	315,018	252,354	477,384	487,836

LOSSES AND EXPENSES
Losses and benefits	186,369	106,501	294,926	213,516
Acquisition costs	12,235	19,732	21,848	34,658
Interest expense	4,089	8,328	16,046	16,435
General and administrative expenses	37,491	26,762	62,211	51,958

Total losses and expenses	240,184	161,323	395,031	316,567

INCOME BEFORE TAXES	74,834	91,031	82,353	171,269
Income tax expense (benefit)	630	(3,109)	401	(2,864)

NET INCOME	74,204	94,140	81,952	174,133
Change in net unrealized depreciation of fixed maturities, net of tax	(83,761)	(53,006)	(68,812)	(57,746)
Foreign currency translation adjustment	(3,427)	485	(8,353)	869

COMPREHENSIVE (LOSS) INCOME	$(12,984)	$41,619	$4,787	$117,256

Basic earnings per share	$1.31	$1.55	$1.44	$2.87

Diluted earnings per share	$1.26	$1.45	$1.38	$2.70

Diluted net operating earnings per share	$1.29	$1.46	$1.39	$2.72

Weighted average shares outstanding - basic	56,745,694	60,710,142	56,792,943	60,579,936

Weighted average shares outstanding - diluted	58,884,380	64,801,799	59,443,377	64,488,023

MAX CAPITAL GROUP LTD.

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY (Unaudited)

(Expressed in thousands of United States Dollars)

	Six Months Ended June 30
	2008	2007
Preferred shares
Balance, beginning of period	$—	$—

Balance, end of period	—	—

Common shares
Balance, beginning of period	57,515	60,277
Issue of shares	2,331	1,362
Repurchase of shares	(3,750)	(1,511)

Balance, end of period	56,096	60,128

Additional paid-in capital
Balance, beginning of period	844,455	933,292
Issue of common shares	2,023	3,271
Stock based compensation expense	10,159	8,982
Repurchase of shares	(99,683)	(38,122)

Balance, end of period	756,954	907,423

Accumulated other comprehensive loss
Balance, beginning of period	(20,341)	(21,688)
Holding losses on fixed maturities arising in period, net of tax	(69,279)	(59,071)
Net realized losses included in net income, net of tax	467	1,325
Currency translation adjustments	(8,353)	869

Balance, end of period	(97,506)	(78,565)

Retained earnings
Balance, beginning of period	702,265	418,180
Net income	81,952	174,133
Dividends paid	(10,205)	(8,525)

Balance, end of period	774,012	583,788

Total shareholders’ equity	$1,489,556	$1,472,774

MAX CAPITAL GROUP LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)

(Expressed in thousands of United States Dollars)

	Six Months Ended June 30
	2008	2007
OPERATING ACTIVITIES
Net income	$81,952	$174,133
Adjustments to reconcile net income to net cash from operating activities:
Stock based compensation	10,159	8,982
Amortization of premium on fixed maturities	2,449	2,429
Accretion of deposit liabilities	2,146	3,046
Net gains on alternative investments	(13,766)	(122,199)
Net realized losses on sale of fixed maturities	361	1,325
Changes in:
Accrued interest income	1,518	857
Premiums receivable	(133,619)	(76,156)
Losses and benefits recoverable from reinsurers	(88,361)	(66,765)
Deferred acquisition costs	(11,850)	(1,887)
Prepaid reinsurance premiums	(51,916)	(30,038)
Trades pending settlement	69,854	29,702
Other assets	(11,122)	(5,860)
Property and casualty losses	146,224	107,526
Life and annuity benefits	67,567	(17,126)
Funds withheld from reinsurers	(5,129)	(2,689)
Unearned property and casualty premiums	153,628	53,524
Reinsurance balances payable	37,115	20,070
Accounts payable and accrued expenses	(18,707)	(12,368)

Cash from operating activities	238,503	66,506

INVESTING ACTIVITIES
Purchases of fixed maturities	(524,381)	(739,421)
Sales of fixed maturities	238,800	205,535
Redemptions of fixed maturities	331,932	254,144
Sales (purchases) of alternative investments	26,481	91,350
Acquisition of subsidiary, net of cash acquired	(29,941)	(28,400)

Cash provided by (used in) investing activities	42,891	(216,792)

FINANCING ACTIVITIES
Net proceeds from issuance of common shares	4,354	4,633
Repurchase of common shares	(103,433)	(39,633)
Net proceeds from bank loans	—	105,000
Net proceeds from issuance of senior notes	—	99,497
Dividends paid	(10,205)	(8,525)
Additions to deposit liabilities	875	17,970
Payment of deposit liabilities	(6,583)	(3,133)

Cash (used in) provided by financing activities	(114,992)	175,809

Effect of exchange rate on cash	3,382	869
Net increase in cash and cash equivalents	169,784	26,392
Cash and cash equivalents, beginning of period	397,656	441,895

CASH AND CASH EQUIVALENTS, END OF PERIOD	$567,440	$468,287

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Interest paid totaled $11,988 and $7,224 for the six months ended June 30, 2008 and 2007, respectively.

Corporate taxes paid totaled $153 and $nil for the six months ended June 30, 2008 and 2007, respectively.

MAX CAPITAL GROUP LTD.

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–SIX MONTHS ENDED JUNE 30, 2008 (Unaudited)

(Expressed in thousands of United States Dollars)

Year to Date Segment Information:	Property & Casualty				Life & Annuity	Corporate	Consolidated
	Reinsurance	Insurance	U.S. Specialty	Total	Reinsurance
Gross premiums written	$305,027	$195,380	$81,268	$581,675	$94,251	$—	$675,926
Reinsurance premiums ceded	(57,923)	(94,783)	(50,799)	(203,505)	(286)	—	(203,791)

Net premiums written	$247,104	$100,597	$30,469	$378,170	$93,965	$—	$472,135

Earned premiums	$200,531	$184,828	$42,688	$428,047	$94,251	$—	$522,298
Earned premiums ceded	(29,763)	(93,978)	(27,848)	(151,589)	(286)	—	(151,875)

Net premiums earned	170,768	90,850	14,840	276,458	93,965	—	370,423
Net investment income	19,440	8,380	3,810	31,630	20,585	39,918	92,133
Net gains on alternative investments	2,998	1,361	—	4,359	6,535	2,872	13,766
Net realized losses on sales of fixed maturities	—	—	—	—	—	(361)	(361)
Other income	—	1,112	—	1,112	—	311	1,423

Total revenues	193,206	101,703	18,650	313,559	121,085	42,740	477,384
Losses and benefits	91,336	69,805	10,610	171,751	123,175	—	294,926
Acquisition costs	22,506	(1,202)	285	21,589	259	—	21,848
Interest expense	2,445	—	—	2,445	2,244	11,357	16,046
General and administrative expenses	15,795	10,852	12,276	38,923	1,491	21,797	62,211

Total losses and expenses	132,082	79,455	23,171	234,708	127,169	33,154	395,031

Income (loss) before taxes	$61,124	$22,248	$(4,521)	$78,851	$(6,084)	$9,586	$82,353

Loss Ratio (a)	53.5%	76.8%	71.5%	62.1%
Combined Ratio (b)	75.9%	87.5%	156.1%	84.0%

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–THREE MONTHS ENDED JUNE 30, 2008 (Unaudited)

(Expressed in thousands of United States Dollars)

Quarter Segment Information:	Property & Casualty				Life & Annuity	Corporate	Consolidated
	Reinsurance	Insurance	U.S. Specialty	Total	Reinsurance
Gross premiums written	$101,602	$122,176	$51,916	$275,694	$93,598	$—	$369,292
Reinsurance premiums ceded	(18,671)	(49,392)	(30,897)	(98,960)	(155)	—	(99,115)

Net premiums written	$82,931	$72,784	$21,019	$176,734	$93,443	$—	$270,177

Earned premiums	$99,917	$93,037	$26,105	$219,059	$93,598	$—	$312,657
Earned premiums ceded	(16,166)	(44,765)	(16,961)	(77,892)	(155)	—	(78,047)

Net premiums earned	83,751	48,272	9,144	141,167	93,443	—	234,610
Net investment income	9,555	4,325	1,875	15,755	10,780	15,972	42,507
Net gains on alternative investments	9,483	3,361	—	12,844	16,904	9,745	39,493
Net realized losses on sales of fixed maturities	—	—	—	—	—	(1,793)	(1,793)
Other income	—	46	—	46	—	155	201

Total revenues	102,789	56,004	11,019	169,812	121,127	24,079	315,018
Losses and benefits	32,699	38,694	6,756	78,149	108,220	—	186,369
Acquisition costs	12,542	(356)	(58)	12,128	107	—	12,235
Interest expense	(598)	—	—	(598)	(247)	4,934	4,089
General and administrative expenses	9,189	5,572	7,083	21,844	880	14,767	37,491

Total losses and expenses	53,832	43,910	13,781	111,523	108,960	19,701	240,184

Income (loss) before taxes	$48,957	$12,094	$(2,762)	$58,289	$12,167	$4,378	$74,834

Loss Ratio (a)	39.0%	80.2%	73.9%	55.4%
Combined Ratio (b)	65.0%	91.0%	150.7%	79.4%

(a)	The loss ratio is calculated by dividing losses and benefits by net premiums earned.

(b)	The combined ratio is calculated by dividing the sum of losses and benefits, acquisition costs and general and administrative expenses by net premiums earned.

MAX CAPITAL GROUP LTD.

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–SIX MONTHS ENDED JUNE 30, 2007 (Unaudited)

(Expressed in thousands of United States Dollars)

Year to Date Segment Information:	Property & Casualty				Life & Annuity	Corporate	Consolidated
	Reinsurance	Insurance	U.S. Specialty	Total	Reinsurance
Gross premiums written	$239,926	$203,938	$9,872	$453,736	$1,364	$—	$455,100
Reinsurance premiums ceded	(35,166)	(111,528)	(6,874)	(153,568)	(273)	—	(153,841)

Net premiums written	$204,760	$92,410	$2,998	$300,168	$1,091	$—	$301,259

Earned premiums	$196,905	$201,981	$939	$399,825	$1,364	$—	$401,189
Earned premiums ceded	(21,859)	(100,958)	(666)	(123,483)	(273)	—	(123,756)

Net premiums earned	175,046	101,023	273	276,342	1,091	—	277,433
Net investment income	21,841	7,918	1,645	31,404	14,641	43,141	89,186
Net gains on alternative investments	37,412	9,575	—	46,987	38,784	36,428	122,199
Net realized losses on sales of fixed maturities	—	—	—	—	—	(1,325)	(1,325)
Other income	—	—	—	—	—	343	343

Total revenues	234,299	118,516	1,918	354,733	54,516	78,587	487,836
Losses and benefits	115,314	76,982	152	192,448	21,068	—	213,516
Acquisition costs	34,913	(633)	(20)	34,260	398	—	34,658
Interest expense	4,244	—	—	4,244	2,168	10,023	16,435
General and administrative expenses	13,941	8,915	8,179	31,035	1,429	19,494	51,958

Total losses and expenses	168,412	85,264	8,311	261,987	25,063	29,517	316,567

Income (loss) before taxes	$65,887	$33,252	$(6,393)	$92,746	$29,453	$49,070	$171,269

Loss Ratio (a)	65.9%	76.2%	55.7%	69.6%
Combined Ratio (b)	93.8%	84.4%	n/a	93.3%

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–THREE MONTHS ENDED JUNE 30, 2007 (Unaudited)
(Expressed in thousands of United States Dollars)

Quarter Segment Information:	Property & Casualty				Life & Annuity	Corporate	Consolidated
	Reinsurance	Insurance	U.S. Specialty	Total	Reinsurance
Gross premiums written	$104,912	$125,904	$9,872	$240,688	$814	$—	$241,502
Reinsurance premiums ceded	(11,617)	(58,979)	(6,874)	(77,470)	(163)	—	(77,633)

Net premiums written	$93,295	$66,925	$2,998	$163,218	$651	$—	$163,869

Earned premiums	$98,009	$99,935	$939	$198,883	$814	$—	$199,697
Earned premiums ceded	(11,383)	(49,474)	(666)	(61,523)	(163)	—	(61,686)

Net premiums earned	86,626	50,461	273	137,360	651	—	138,011
Net investment income	11,106	3,974	1,618	16,698	7,285	22,386	46,369
Net gains on alternative investments	20,990	5,200	—	26,190	21,288	20,609	68,087
Net realized losses on sales of fixed maturities	—	—	—	—	—	(282)	(282)
Other income	—	—	—	—	—	169	169

Total revenues	118,722	59,635	1,891	180,248	29,224	42,882	252,354
Losses and benefits	55,550	40,148	152	95,850	10,651	—	106,501
Acquisition costs	19,657	(42)	(20)	19,595	137	—	19,732
Interest expense	1,213	—	—	1,213	504	6,611	8,328
General and administrative expenses	6,671	4,531	4,672	15,874	718	10,170	26,762

Total losses and expenses	83,091	44,637	4,804	132,532	12,010	16,781	161,323

Income (loss) before taxes	$35,631	$14,998	$(2,913)	$47,716	$17,214	$26,101	$91,031

Loss Ratio (a)	64.1%	79.6%	55.7%	69.8%
Combined Ratio (b)	94.5%	88.5%	n/a	95.6%

(a)	The loss ratio is calculated by dividing losses and benefits by net premiums earned.

(b)	The combined ratio is calculated by dividing the sum of losses and benefits, acquisition costs and general and administrative expenses by net premiums earned.

MAX CAPITAL GROUP LTD.

SCHEDULE OF SUPPLEMENTAL PREMIUM DATA–SIX MONTHS ENDED JUNE 30, 2008 (Unaudited)

(Expressed in thousands of United States Dollars)

Gross Premiums Written by Type of Risk:	Six Months Ended June 30, 2008		Six Months Ended June 30, 2007
	Gross Premiums Written	Percentage of Total Premiums Written	Gross Premiums Written	Percentage of Total Premiums Written
Property & Casualty Reinsurance:
Agriculture	$85,054	12.6%	$872	0.2%
Aviation	23,520	3.5%	19,798	4.4%
Excess Liability	7,352	1.1%	6,173	1.4%
Medical Malpractice	56,869	8.4%	37,531	8.2%
Other	4,018	0.6%	(248)	-0.1%
Professional Liability	23,763	3.5%	31,173	6.8%
Property	79,230	11.7%	79,142	17.4%
Marine & Energy	5,274	0.8%	24,927	5.5%
Whole Account	7,887	1.2%	8,541	1.9%
Workers’ Compensation	12,060	1.8%	32,017	7.0%

	305,027	45.2%	239,926	52.7%
Property & Casualty Insurance:
Aviation	12,813	1.9%	13,429	3.0%
Excess Liability	75,774	11.2%	76,670	16.8%
Professional Liability	73,716	10.9%	80,603	17.7%
Property	33,077	4.9%	33,236	7.3%

	195,380	28.9%	203,938	44.8%
Property & Casualty U.S. Specialty:
Property	46,454	6.9%	9,872	2.2%
General Casualty	20,422	3.0%	—	0.0%
Marine	14,392	2.1%	—	0.0%

	81,268	12.0%	9,872	2.2%

Aggregate Property & Casualty	$581,675	86.1%	$453,736	99.7%

Life & Annuity:
Annuity	$92,821	13.7%	$—	0.0%
Health	—	0.0%	—	0.0%
Life	1,430	0.2%	1,364	0.3%

Aggregate Life & Annuity	94,251	13.9%	1,364	0.3%

Aggregate P&C and Life & Annuity	$675,926	100.0%	$455,100	100.0%

MAX CAPITAL GROUP LTD.

NON-GAAP FINANCIAL MEASURE RECONCILIATIONS (Unaudited)

Net Operating Income per Diluted Share

(Expressed in thousands of United States Dollars, except per share and share amounts)

	Three Months Ended June 30		Six Months Ended June 30
	2008	2007	2008	2007
Net income	$74,204	$94,140	$81,952	$174,133
Net realized losses on sale of fixed maturities, net of tax	1,895	282	467	1,325

Net operating income	$76,099	$94,422	$82,419	$175,458

Net income per diluted share	$1.26	$1.45	$1.38	$2.70
Net realized losses on sale of fixed maturities, net of tax	0.03	0.01	0.01	0.02

Net operating income per diluted share	$1.29	$1.46	$1.39	$2.72

Weighted average shares outstanding - basic	56,745,694	60,710,142	56,792,943	60,579,936
Weighted average shares outstanding - diluted	58,884,380	64,801,799	59,443,377	64,488,023

Annualized Return and Annualized Net Operating Return on Average Shareholders’ Equity
(Expressed in thousands of United States Dollars)

	Three Months Ended June 30		Six Months Ended June 30
	2008	2007	2008	2007
Net income	$74,204	$94,140	$81,952	$174,133
Annualized net income	296,816	376,560	163,904	348,266
Net operating income	$76,099	$94,422	$82,419	$175,458
Annualized net operating income	304,396	377,688	164,838	350,916
Beginning shareholders’ equity	$1,511,557	$1,448,113	$1,583,894	$1,390,061
Ending shareholders’ equity	1,489,556	1,472,774	1,489,556	1,472,774

Average shareholders’ equity	$1,500,557	$1,460,444	$1,536,725	$1,431,418

Annualized return on average shareholders’ equity	19.8%	25.8%	10.7%	24.3%
Annualized net operating return on average shareholders’ equity	20.3%	25.9%	10.7%	24.5%

MAX CAPITAL GROUP LTD.

SCHEDULE OF SUPPLEMENTAL INVESTMENT DATA–SIX MONTHS ENDED JUNE 30, 2008 (Unaudited)

Selected Investment Return Data:	Fair Value*	Investment Distribution	Periodic Rate of Return
			Last 3 Months	Year to Date	Last 12 months	Last 60 months**
Cash and Fixed Maturities	$4,187,991	80.0%	-0.91%	0.49%	4.59%	3.38%

Commodity Trading Advisers	$—	0.0%	0.00%	0.00%	0.00%	4.57%
Distressed Securities	148,953	2.8%	2.56%	1.98%	7.70%	17.51%
Diversified Arbitrage	98,964	1.9%	-0.20%	-8.52%	-0.83%	5.06%
Emerging Markets	66,002	1.3%	2.76%	3.05%	8.01%	15.95%
Event-Driven Arbitrage	180,377	3.4%	9.44%	11.09%	24.59%	18.23%
Fixed Income Arbitrage	28,957	0.6%	0.85%	15.18%	34.19%	10.32%
Global Macro	90,033	1.7%	5.46%	5.36%	10.41%	8.26%
Long / Short Credit	44,362	0.8%	-0.06%	1.63%	-2.04%	9.58%
Long / Short Equity	350,926	6.7%	6.71%	-0.78%	11.58%	9.97%
Opportunistic	35,794	0.7%	-3.78%	-5.94%	-1.61%	19.26%

MDS ****	1,044,368	19.9%	3.33%	1.10%	6.50%	9.30%
Reinsurance Private Equity	4,651	0.1%	6.67%	18.06%	102.38%	10.52%

Alternative Investments	$1,049,019	20.0%	3.34%	1.16%	6.73%	8.62%

Total Investments	$5,237,010	100.0%	0.08%	0.69%	5.14%	5.43%

Alternative Investment Return Data ***:
HFRI Fund of Funds Index ^			1.81%	-2.54%	-0.35%	7.65%

MDS Performance History **** – 60 months ended June 30, 2008

Largest monthly gain	4.15%	Largest monthly loss	(2.58%)
Largest quarterly gain	5.83%	Largest quarterly loss	(2.72%)
Average monthly gain	1.38%	Average monthly loss	(0.97%)
Average quarterly gain	3.42%	Average quarterly loss	(1.14%)
Months with a gain	44	Months with a loss	16
Quarters with a gain	15	Quarters with a loss	5
% of months with a gain	73%	Quarterly standard deviation	2.56%
% of quarters with a gain	75%	Annual standard deviation	4.64%
		Largest drawdown *****	(5.04%)

Monthly performance

	2003	2004	2005	2006	2007	2008
January		1.75%	0.16%	2.75%	1.28%	(1.37%)
February		1.28%	1.69%	0.39%	1.50%	1.83%
March		1.18%	(0.61%)	1.22%	1.90%	(2.58%)
April		0.03%	(0.65%)	1.89%	2.30%	(0.13%)
May		(0.87%)	(0.68%)	(1.74%)	2.59%	2.51%
June		0.70%	1.20%	(0.66%)	0.85%	0.93%
July	(0.24%)	0.03%	1.33%	(0.71%)	0.99%
August	0.96%	(0.02%)	0.98%	0.02%	(1.62%)
September	2.63%	0.04%	1.84%	(2.04%)	1.85%
October	0.98%	1.04%	(1.45%)	1.37%	4.15%
November	0.56%	2.54%	0.61%	1.81%	0.10%
December	1.85%	1.74%	1.37%	1.96%	(0.13%)

Quarterly performance

Q1		4.27%	1.22%	4.41%	4.75%	(2.15%)
Q2		(0.15%)	(0.14%)	(0.54%)	5.83%	3.33%
Q3	3.37%	0.06%	4.21%	(2.72%)	1.18%
Q4	3.43%	5.41%	0.51%	5.22%	4.11%
Period return	6.91%	9.81%	5.88%	6.30%	16.78%	1.10%

Past performance should not be considered to be a reliable indicator of future performance.

*	Expressed in thousands of United States Dollars

**	Annualized

***	The percentages shown under the alternative investment return data relate only to the performance of our alternative investments held by MDS.

****	Net of all fees

*****	Largest drawdown represents the largest decline in value between two NAV peak values.

^	As reported by HFRI as at July 23, 2008